UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08775

                                 Adhia Funds Inc
               (Exact name of registrant as specified in charter)

               1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607 (Address of principal executive offices) (Zip code)

              Registrant's telephone number, including area code:
                                 (813)-289-8440

                         Adhia Investment Advisors, Inc.
                       1408 N. Westshore Blvd., Suite 611
                                Tampa, FL  33607
                    -----------------------------------------
                     (Name and Address of Agent for Service)


                      Date of fiscal year end: December 31
                    Date of reporting period: December 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

Dear Fellow Shareholders:

Year 2004 ended with over fifty-nine million Americans giving "mandate" for economic and political strategies of President George W. Bush for four more years. The Presidential election had kept the US stock market tamed until November 2nd, 2004. The NASDAQ surged more then 9.6% in the last few weeks of 2004 once John Kerry, the Democratic contender for the White House ceded. On the economic front, US GDP grew 3.9% in 2004, which was much better than many pundits had predicted. Maestro Alan Greenspan started tightening interest rate in June and has raised it 1/4 point every Federal Reserve Open Market Committee meetings since then. Despite the increased in the short rates by more than 1.25% during 2004, the 10-year treasury rate stood around 4.2% - close to its lowest in decades. Around the world, China and India posted double-digit economy growth, while the Euro zone stayed tamed within the 2% range. Economic growth around the world has caused commodities prices to rise sharply. Oil, steel, cement, and other raw material prices grew sharply. Low interest rate and wider popularity of variable rate mortgages have increased housing demand in the US. Real Estate prices increased 20% or more in most Metro areas in the US during 2004. The consumer price index, a measure of inflation, has surprisingly shown little change even though raw material costs continues to go up for most industries. Technological innovation has provided manufacturing efficiency that has kept inflation at bay for now. The US market ended the year with the NASDAQ gaining 8.59% for a year, while the blue chip index, Dow Jones Industrial Average, ended the year with a modest gain of 3.16%.

ADHIA TWENTY FUND

The Twenty Fund performances have been mediocre at best for last year. The Twenty Fund lost 3.4% compared to the gain of 8.99% posted by the S & P 500 for the year. We are disappointed about the fund's overall performance in 2004, however the underperformance was due to large losses in three positions with Nortel Networks, Bally's Fitness, and RF Micro Devices. The Twenty Fund lost more then 30% of its investment in each of these issues during 2004, which
significantly impacted total performance of the fund.   Nortel, one of the
telecommunication equipment makers was posting revenue and profit growth with new contracts from Verizon and other telephone companies. However, in April 2004 it reported accounting irregularities, fired its independent auditors, and fired top executives. These problems have allowed competition to take over market share and technological leadership. Similarly, Bally's Total Fitness reported accounting irregularities as well. RF Micro Devices' problems are more of competition from China and Taiwan for cell phones and other electronic devices it makes. We have closed our position in Bally's and are also in the process to sell Nortel and RF Micro Devices. In addition, we closed our losing position in American Airlines, as we do not foresee any reduction in fuel costs or competition from low costs airlines. In addition, we sold Sun Microsystems and Corning where we had accumulated losses from prior years. This has allowed us to
replace these holdings with growth and value oriented new positions.   We have
implemented enhanced portfolio management strategies and as we fine-tune our processes, we should have a mechanism to fend off similar losses in the coming years.

There were also a few bright spots in our portfolio; we picked up Cracker Barrel Restaurants, popular for its Country Store and Restaurant concept on Interstate Exits, which performed handsomely for the Fund. This stock gained 28.2% during the short period that we have owned it in 2004. Also, our new positions in the consumer goods area such as Colgate and Unilever gained 10% and 13%, respectively. We were able to take position in Sears only weeks before its takeover announcement by Edward Lampert and Kmart Holdings. In addition, our research spotted the turn around in Goodyear Tires. Our investment in Goodyear has gained 54%. Our position in Humana, an HMO carrier, gained more than 67% in a short period of time as the market started to value HMO earnings growth due to solid Medicare and commercial pricing gains in the sector.

Year 2004 performance has been unacceptable. We are hopeful that revisions to the portfolio structure in 2005 will improve our performance. We will continue to look for value and growth stocks, with reasonable prices. Overall the Twenty Fund had a portfolio turn over rate of 44%. This portfolio turnover rate may increase as we restructure our holdings in 2005.

ADHIA HEALTH CARE FUND

Health Care was one of the weakest sectors in 2004. Blue Chip pharmaceutical companies like Merck and Pfizer are facing multi billion dollar lawsuits for fatal side effects of their blockbuster drugs. Merck pulled Vioxx from the market after various studies showed impact on hearts of Vioxx users. Pfizer's Celebrax have similar side effects and problems. The Health Care Fund had a modest 2.4% return for the year compared to 0.23% gain in the S&P Health Care Index.

Gainers: We added to our position in Humana from its value as of the end of year 2003. This health insurance provider has shown a great turn-around in its business. In addition, new premium revenues provided by the federal prescription drug benefit increase to Medicare participations with managed care entities would further add fuel to the growth in membership and profit for this company. We believe there is great potential for this stock to gain momentum in year 2005. We gained over 36% in 2004 on our holdings in Humana. Our positions in device makers Edward Life Science and Medtronics continue to fare better than
the market.   Lab equipment maker Beckman  Coulter also gained over 35% during the year.

Losers: Generic Pharmaceutical Companies became out of favor during 2004 as the field became more competitive limiting top and bottom line growth for the group. This trend impacted our portfolio: Mylan Lab lost 24% and we gave up 17% of value in Ivax, one of our long-time favorites in the sector. King Pharmaceuticals with both generic and branded products was supposed to be a turn-around story. However, accounting scandals at the company has caused us a loss of 35% of our investment.

For the year 2004, we had a portfolio turn over rate of 13% in the Health Care Fund. Management is focused on value investments in the health care field, and we will continue to strive to out perform the market index with careful selection in our health care stock holdings.

ADHIA SHORT TERM ADVANTAGE FUND

The Adhia Short Term Advantage Fund returned 1.3% for the year 2004 outperforming the Lehman Brothers US Agency 1-3 years return of 1.08%. Even though, the difference is small in absolute numbers, our fund has consistently achieved these above average returns since its inception. The bond market has been more turbulent than usual during 2004. The Federal Reserve increased the short-term lending rate by 1.25% during the year. Theoritically, as the rates go up the value of bonds that we hold could go down. However, our portfolio management techiniques has provided us with price stability and above average return by selecting shorter, higher yielding agency CMOs and variable rate agency debentures.

The fund's portfolio consisted of bonds, mainly government agency debentures and
mortgage-backed securities (93%) and a money market fund (7%).   We have not
listed gainers and losers like our equity portfolios because all of our holdings are held to maturity investments and we limit trading to a minimum or none as in the case of year 2004, as our portfolio turn over rate was "zero". We were able to stagger maturities of our bonds in such a way that allowed us to maintain liquidity for our stockholders without selling our holdings. This fund provided an above average return; great liquidity; and the principle and interest are guaranteed by the US Government or its agencies.

OUTLOOK FOR 2005

Year 2005 began with one of the lowest implied Volattility (Vols) in both the Stock and Bond markets in the US. Vols have fallen as perception of Political and Economic uncertainty has been reduced. On the political front, with the Republicans controlling the White house, Congress and the Senate, President Bush should be able to push many of his "agenda" items through the legislatures. The Iraq war has just become another "noise" even though American Soldiers are dying on a daily basis. Total American fatalities since the Iraq war began stood at 1,xxx at the time we are writing this letter. On Economical end, Budget Deficit of over $500 billion bothers many fundamentalists, however, Wall Street and Republicans have accepted it as "something that others will deal with later."

Social Security reform has been one the President's top agenda items for the second term. Wall Street lobby and the President's staff has come up with the Private Account concept where individuals will be allowed to invest part of their social security tax deduction from their pay checks and their employer match in the stock market. The idea is the return on the stock market will be higher than what the Social Security Trust Fund is currently making on the same money by investing it in "safer, less risky" investment such as US Treasury bonds, which yield only in the 4% range. Thus with higher returns these private accounts will accumulate faster and in turn these account holders will become less dependent the government. Wall Street is all for it as trillions of additional dollars will chase the same stocks, which could in turn, provide higher valuations. Also, these private accounts would be held at Brokerage houses like Individual Retirement Accounts generating billions of dollars in annual fees. Our belief is that if some form of Social Security Privatization legislation passes then market valuation in terms of P/E could increase dramatically as the US and World markets see an influx of these funds.
President Bush has been successful in pushing his agenda no matter how far he is from the center. We will be watching the Social Security issue very closely as it could fundamentally change the way the market values stocks for many years to come.

Real Estate is one sector that has shown above average price increases. Historically, real estate value has grown in parallel to inflation except for some high demand areas like California and New York. However, during last two years, because of low interest rates and creative mortgage products like "interest only" and "hybrid 3/1 - 5/1" products has temporarily reduced monthly payments for the homebuyers. This has increased housing demands and making it a "sellers market." As the Federal Reserve increase the short-term interest rate, the monthly payment for these home owners will go up as much as two to three folds. This may create a "glut" of seller among these homebuyers within the next two to three years. Among most economists, this housing bubble has been building for the last couple of years. It is matter of not "if", but "when" this bubble will break and spread a big sell off in real estate.

Inflation has been another worry for the year 2005. Crude oil prices hit historic high of $55 per barrel. Other basic raw material costs including steel, aluminum, copper user widely in industrial and construction has seen above average price increases during 2004. For example, a sheet of Plywood went up from $9 per sheet to over $20 per sheet in less then a year. This inflation in raw materials has to show up as manufacturer start raising prices on their products. Similar to our discussion regarding Real Estate, it is matter of not "if", but "when" this inflation of commodity prices to show up in CPI, which may have negative ripple effects on stock market and economy through out the world.

Based on the current valuations, we believe the stock market will show a modest 4% to 8% return for the year 2005. We will be watching the macro economic indicators discussed above in finding values for our funds. We have already started working on updating the Twenty Fund's portfolio from the grounds up. For both the Health Care Fund and the Short Term Advantage Fund, we will continue on our path of success during 2005. We will remain true to our value focus and continue to search the market for relative value rather than follow the herd. We look forward to what should be another eventful year, and appreciate your confidence and continued participation.

Sincerely,

/s/ Hitesh (John) P. Adhia
-------------------------------------
Hitesh (John) P. Adhia
President & Chief Investment Officer
Adhia Investment Advisors, Inc.

              Independent Certified Public Accountants' Report


The Board of Directors and Shareholders
Adhia Funds, Inc.
  Adhia Twenty Fund
  Adhia Healthcare Fund
  Adhia Short Term Advantage Fund:

We have audited the accompanying statements of assets and liabilities of Adhia Funds, Inc. - Adhia Twenty Fund, Adhia Healthcare Fund, and Adhia Short Term Advantage Fund, including the schedules of investments and call options written, as of December 31, 2004, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of Adhia Funds, Inc. - Adhia Twenty Fund, Adhia Healthcare Fund, and Adhia Short Term Advantage Fund for the year ended December 31, 2003 and the financial highlights as of and for the year ended December 31, 2003 and prior were audited by other auditors whose report dated February 16, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adhia Funds, Inc. - Adhia Twenty Fund, Adhia Healthcare Fund, and Adhia Short Term Advantage Fund, as of December 31, 2004, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Kirkland, Russ, Murphy and Tapp, P.A.

Clearwater, Florida
January 28, 2005

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                    Statement of Assets and Liabilities
                          As of December 31, 2004


Assets:
   Investments in securities, at fair value (cost $2,288,464)   $  2,357,208
   Cash                                                              289,525
   Dividend receivable                                                 1,180
   Receivable from affiliates                                            740
                                                               --------------
   Total assets                                                    2,648,653

Liabilities:
   Payable to advisor                                                  8,333
   Accrued expenses                                                    4,320
                                                               --------------
   Total liabilities                                                  12,653
                                                               --------------
Net assets, at value                                            $  2,636,000
                                                               ==============

Net assets:
   Net unrealized appreciation (depreciation) on investments    $     68,744
   Accumulated net realized gain (loss)                             (250,777)
   Accumulated net investment income (loss)                          (45,972)
   Paid in capital                                                 2,864,005
                                                               --------------
Net assets, at value                                            $  2,636,000
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($2,636,000 / 257,342.119 shares outstanding,
   $0.0001 par, 100,000,000 shares authorized)                  $      10.24



      See accompanying independent certified public accountants report and notes to financial statements.

                               ADHIA FUNDS INC.
                              Adhia Twenty Fund
                            Statement of Operations
                     For the Year Ended December 31, 2004


Investment income:
   Dividends                                                   $   17,280
   Interest                                                         7,188
   Other                                                              295
                                                            --------------
       Total investment income                                 $   24,763

Operating expenses:
   Management fees                                                 22,527
   Transfer agent services                                         16,522
   Professional fees                                                2,758
   Directors' fees                                                    358
   Other expenses                                                   6,336
                                                            --------------
       Total operating expenses                                    48,501
                                                            --------------

Net investment income (loss)                                      (23,738)

Net realized gain (loss) from investments in securities          (207,790)
Net unrealized appreciation (depreciation) during the
  Period from investments in securities                           192,639
                                                            --------------
Net gain (loss) on investment transactions                        (15,151)
                                                            --------------
Net increase (decrease) in net assets
 resulting from operations                                    $   (38,889)
                                                            ==============


      See accompanying independent certified public accountants report and notes to financial statements.

                              ADHIA FUNDS INC.
                              Adhia Twenty Fund
                      Statement of Changes in Net Assets
                For the Years Ended December 31, 2004 and 2003

                                                             2004             2003
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $    (23,738)    $    (17,341)
   Net realized gain (loss) from investments                 (207,790)          10,517
   Net unrealized appreciation (depreciation)
    on investments in securities                              192,639          149,311
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                   (38,889)          142,487

Fund share transactions:
   Proceeds from shares sold                                  570,034        1,533,989
   Cost of shares redeemed                                   (118,617)        (111,792)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                     451,417        1,422,197
                                                        --------------   --------------
Increase (decrease) in net assets                             412,528        1,564,684
Net assets at the beginning of the period                   2,223,472          658,788
                                                        --------------   --------------
Net assets at the end of the period
  ($45,972 and $22,234 undistributed losses
   in 2004 and 2003, respectively)                       $  2,636,000     $  2,223,472
                                                        ==============   ==============



      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                          Schedule of Investments
                          As of December 31, 2004

           Security                                   Shares      Fair Value
           ---------------------------------------   ---------   ------------
Common stocks
     3.3%   Banking
              JP MORGAN CHASE & CO                       2,000     $   78,020
     3.5%   Diversified Companies
              3M CO                                      1,000         82,070
     6.2%   Telephone & Communication Equipment
              NOKIA CORP *                               7,000        109,690
              NORTEL NETWORKS CORP *                    10,000         34,700
     4.2%   Semiconductor Manufacturing
              ATMEL CORP *                              11,500         45,080
              RF MICRO DEVICES INC *                     8,000         54,720
     4.6%   Aerospace/Defense
              NORTHRUP GRUMMAN CORP                      2,000        108,720
     5.8%   Computer Systems
              INTEL CORP                                 4,000         93,560
              HEWLETT PACKARD CO                         2,000         41,940
     3.8%   Health Insurance
              HUMANA INC *                               3,000         89,070
     2.5%   Tire
              GOODYEAR TIRE & RUBBER CO *                4,000         58,640
     5.7%   Restaurants
              MCDONALDS CORP                             1,000         32,060
              CBRL GROUP                                 2,416        101,110
     3.3%   Chemical and Industrial
              DUPONT E I DE NEMOURS & CO                 1,600         78,480
     7.7%   Consumer Products
              COLGATE-PALMOLIVE CO                       2,000        102,320
              UNILEVER PLC                               2,000         79,040
     1.2%   Entertainment
              THE WALT DISNEY CO                         1,000         27,800


      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                             Adhia Twenty Fund
                   Schedule of Investments - (Continued)
                          As of December 31, 2004

           Security                                   Shares      Fair Value
           ---------------------------------------   ---------   ------------
Common stock - Continued

     4.1%   Broadcasting & Cable TV
              TIME WARNER INC *                        5,000     $    97,250
     4.3%   Retail
              SEARS ROEBUCK & CO                       2,000         102,060
     1.8%   Home Building
              HOME DEPOT INC                           1,000          42,740
                                                                 ------------
61.9%       Total common stocks (cost $1,390,326)                $ 1,459,070
                                                                 ------------

Money Market

    38.1%   Money market (cost $898,138)             898,138         898,138
                                                                 ------------
100%     Total investment in securities (cost $2,288,464)        $ 2,357,208
                                                                 ============


*  Non-income producing.


      See accompanying independent certified public accountants report and notes to financial statements.

                              ADHIA FUNDS INC.
                           Adhia Health Care Fund
                    Statement of Assets and Liabilities
                         As of December 31, 2004


Assets:
   Investments in securities, at fair value (cost $465,331)     $    491,883
   Cash                                                               34,865
   Receivable from advisor                                               904
   Dividend receivable                                                   650
                                                               --------------
   Total assets                                                 $    528,302

Liabilities:
   Call option written, at fair value
    (premium received $1,872)                                             40
   Accrued expenses                                                    2,928
   Payable to affiliate                                                  196
                                                               --------------
   Total liabilities                                                   3,164
                                                               --------------
Net assets, at value                                            $    525,138
                                                               ==============


Net assets:
   Net unrealized appreciation (depreciation) on investments    $     28,384
   Accumulated net realized gain (loss)                                  747
   Accumulated net investment income (loss)                          (13,874)
   Paid in capital                                                   509,881
                                                               --------------
Net assets, at value                                            $    525,138
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($525,138 / 52,369.287 shares outstanding,
   $0.0001 par, 50,000,000 shares authorized)                   $      10.03




      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                         Statement of Operations
                   For the Year Ended December 31, 2004



Investment income:
   Dividends                                                  $       3,411
   Interest                                                             992
                                                             ---------------
       Total investment income                                $       4,403

Operating expenses:
   Transfer agent services                                            6,960
   Management fees                                                    4,950
   Professional fees                                                  2,746
   Custody fees                                                       1,527
   Dues and subscriptions                                               704
   Directors' fees                                                      358
   Other expenses                                                     1,399
                                                             ---------------
       Total operating expenses                                      18,644

          Waiver of management fees                                  (4,950)
          Reimbursement from advisor                                 (1,319)
                                                             ---------------
       Net expenses                                                  12,375
                                                             ---------------
Net investment income (loss)                                         (7,972)

Net realized gain (loss) from investments in securities               4,475

Net unrealized appreciation (depreciation)
  during the period from :
    Investments in securities                                        12,732
    Call options written                                              1,832
                                                             ---------------
Net gain (loss) on investment transactions                           19,039
                                                             ---------------
Net increase (decrease) in net assets
 resulting from operations                                    $      11,067
                                                             ===============



      See accompanying independent certified public accountants report and notes to financial statements.

                              ADHIA FUNDS INC.
                           Adhia Health Care Fund
                      Statement of Changes in Net Assets
                For the Years Ended December 31, 2004 and 2003


                                                             2004             2003
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $     (7,972)    $     (5,177)
   Net realized gain (loss) from investments                    4,475              770
   Net unrealized appreciation (depreciation):
    on investments in securities                               12,732           17,695
    on call options written                                     1,832             -
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                    11,067           13,288

Distributions of realized gains                                (3,124)            -

Fund share transactions:
   Proceeds from shares sold                                    4,986          422,193
   Share issued from dividend reinvestment                      3,124             -
   Cost of shares redeemed                                        (75)         (60,146)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                       8,035          362,047
                                                        --------------   --------------
Increase (decrease) in net assets                              15,978          375,335
Net assets at the beginning of the period                     509,160          133,825
                                                        --------------   --------------
Net assets at the end of the period
  ($13,874 and $5,902 undistributed losses
   in 2004 and 2003, respectively)                       $    525,138     $    509,160
                                                        ==============   ==============



      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                         Schedule of Investments
                         As of December 31, 2004


            Security                                    Shares     Fair Value
            ---------------------------------------   ---------   ------------
Common Stocks
     1.4%   Medical Equipment
              BECKMAN COULTER INC                          100     $    6,699
    14.8%   Medical Devices
              EDWARD LIFESCIENCES CORP *                   800         33,008
              MEDTRONIC INC                                800         39,736
     0.3%   Health Care - Fitness
              BALLY TOTAL FITNESS HLDGS *                  400          1,696
     1.6%   Pharmacy Retail
              WALGREEN CO                                  200          7,674
     8.5%   Health Insurance
              HUMANA INC *                               1,400         41,566
     4.6%   Hospitals
              HEALTH MGMT ASOCIATES INC                  1,000         22,720
    35.2%   Health Care - Pharmaceutical
              BARR PHARMACEUTICALS INC *                   500         22,770
              BAXTER INTERNATIONAL INC                   1,000         34,540
              BRISTOL-MEYERS SQUIBB CO                     700         17,934
              IVAX CORP *                                  625          9,887
              KING PHARMACEUTICAL INC *                  1,000         12,400
              MERCK & CO INC                               100          3,214
              MYLAN LABORATORIES INC                     1,000         17,680
              SCHERING PLOUGH CORP                       1,200         25,056
              WYETH                                        700         29,813
     8.9%   Health Care - Biotech
              MEDIMMUNE INC *                            1,000         27,110
              PHARMION CORP *                              400         16,884
     2.2%   Information Technology
              WEBMD CORP *                               1,200          9,792
                                                                  ------------
77.3%       Total common stocks (cost $353,627)                    $  380,179

Money Market

    22.7%   Money market (cost $111,704)               111,704        111,704
                                                                  ------------
100.0%   Total investment in securities (cost $465,331)            $  491,883
                                                                  ============


* Non-income producing.



      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                          Adhia Health Care Fund
                     Schedule of Call Options Written
                         As of December 31, 2004

Security/Expiration Date/Strike Price     Shares Subject to Call    Fair Value
-------------------------------------     ----------------------    ----------

MEDTRONIC INC/JAN 2005/$55.00                      800               $   40
                                                                    ----------
   Total call options written (premium received $1,872)              $   40
                                                                    ==========


      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                     Adhia Short Term Advantage Fund
                   Statement of Assets and Liabilities
                          As of December 31, 2004


Assets:
   Investments in securities, at fair value (cost $795,720)     $    802,863
   Cash                                                               28,977
   Interest receivable                                                 9,015
   Receivable from advisor                                             2,740
                                                               --------------
   Total assets                                                 $    843,595

Liabilities:
   Accrued expenses                                                    3,556
   Payable to affiliate                                                  544
                                                               --------------
   Total liabilities                                                   4,100
                                                               --------------
Net assets, at value                                            $    839,495
                                                               ==============


Net assets:
   Net unrealized appreciation (depreciation) on investments    $      7,143
   Accumulated net realized gain (loss)                                   26
   Accumulated net investment income (loss)                                2
   Paid in capital                                                   832,324
                                                               --------------
Net assets, at value                                            $    839,495
                                                               ==============


Net asset value per share
   Class A common
   Offering and redemption price per share
   ($839,495 / 84,369.814 Shares Outstanding,
   $0.0001 par, 50,000,000 shares authorized)                   $       9.95



      See accompanying independent certified public accountants report and notes to financial statements.

                              ADHIA FUNDS INC.
                       Adhia Short Term Advantage Fund
                           Statement of Operations
                     For the Year Ended December 31, 2004



Investment income:
   Interest                                              $      27,914

Operating expenses:
   Transfer agent services                                       8,437
   Management fees                                               6,279
   Professional fees                                             2,715
   Custody fees                                                  1,507
   Bank charges                                                    918
   Directors' fees                                                 349
   Other expenses                                                3,964
                                                        ---------------
       Total operating expenses                                 24,169

          Waiver of management fees                             (6,279)
          Reimbursement from advisor                            (5,336)
                                                        ---------------
       Net expenses                                             12,554

Net investment income (loss)                                    15,360

Net realized gain (loss) from investments                         -
Net unrealized appreciation (depreciation)
 during the period                                              (4,445)
                                                        ---------------
Net gain (loss) on investment transactions                      (4,445)
                                                        ---------------
Net increase (decrease) in net assets
 resulting from operations                               $      10,915
                                                        ===============


      See accompanying independent certified public accountants report and notes to financial statements.

                             ADHIA FUNDS INC.
                     Adhia Short Term Advantage Fund
                   Statement of Changes in Net Assets
             For the Years Ended December 31, 2004 and 2003


                                                             2004             2003
                                                        --------------   --------------
Increase (decrease) in net assets

Operations:
   Net investment income (loss)                          $     15,360     $     19,771
   Net realized gain (loss) from investments                     -                -
   Net unrealized appreciation (depreciation)
    on investments in securities                               (4,445)           6,445
                                                        --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                                    10,915           26,216

Distributions of income                                       (15,358)         (19,771)
Return of capital                                                -             (12,611)

Fund share transactions:
   Proceeds from shares sold                                   20,030          484,928
   Shares issued from dividend reinvestment                    15,358           32,271
   Cost of shares redeemed                                    (17,831)        (600,956)
                                                        --------------   --------------
Net increase (decrease) in net assets from
  fund share transactions                                      17,557         (83,757)
                                                        --------------   --------------
Increase (decrease) in net assets                              13,114         (89,923)
Net assets at the beginning of the period                     826,381          916,304
                                                        --------------   --------------
Net assets at the end of the period
  ($2 and $0 undistributed in 2003 and 2002)             $    839,495     $    826,381
                                                        ==============   ==============


      See accompanying independent certified public accountants report and notes to financial statements.

                               ADHIA FUNDS INC.
                        Adhia Short Term Advantage Fund
                            Schedule of Investments
                            As of December 31, 2004

         Security                                 Face Amount     Fair Value
         ------------------------------------    -------------   ------------
Bonds
 31.2%   FHLB Variable Rate, 09/30/05             $   245,000     $  250,285

 20.1%   FHLB Variable Rate, 09/29/08                 150,000        161,127

 14.7%   FNR 2004-51 MC, 6%, 07/25/34                 117,149        117,841

 11.8%   FHR 2806 LD, 6%, 03/15/34                     94,537         95,103

  8.8%   FNR 2003-43 LA, 3%, 03/25/24                  71,603         71,251

  6.4%   FHR 1385 H, 6.5%, 08/15/07                    50,931         51,201
------                                                           ------------
 93.0%   Total bonds (cost $739,665)                                 746,808

Money Market

  7.0%   Money market (cost $56,055)                   56,055         56,055
------                                                           ------------
100.0%   Total investment in securities (cost $795,720)           $  802,863
======                                                           ============



      See accompanying independent certified public accountants report and notes to financial statements.

Notes to Financial Statements

Adhia Funds, Inc. (the "Company" or the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, which currently offers a family of three mutual funds, Adhia Twenty Fund (the "Twenty Fund"), Adhia Health Care Fund (the "HC Fund"), and Adhia Short Term Advantage Fund (the "STA Fund"). The Company was incorporated under the laws of Maryland on January 27, 1998. Registration for the Twenty Fund was effective January 1, 1999, while Registration for the HC Fund and the STA Fund became effective July 24, 2002. The Twenty Fund's investment objective is to seek capital appreciation through investment in an average of approximately twenty different stocks. The HC Fund's investment objective is to seek capital appreciation through investment in companies involved in the health care industry. The STA Fund's investment objective is to preserve principal while generating a rate of return that exceeds the return on money market mutual funds or treasury bills.

I.     Significant Accounting Policies

Security Valuation. Equity securities are valued at the latest closing sales price reported by the principal security exchange on which the issues are traded. Securities for which no sales are reported are valued at the most recent bid quotation. Bonds are valued using the latest bid prices as furnished by an independent pricing service. Call options written are valued at the last
closing price.   Securities and other assets for which market quotations are not readily available are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the board of directors (the "Board"). Among various methods, the Board may consider using, an independent third party pricing service, values provided by market makers, the trading prices of similar securities, or other similar valuation methods to reflect fair values of securities. The ability of issuers of debt and equity securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Options Writing. The premiums received by the Fund for options written are recorded as a liability in the Statement of Assets and Liabilities. Fair value adjustments are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Realized gains (losses) are recorded in the Statement of Operations upon the exercise or closing of the options or upon their expiration.

The following table describes the Twenty Fund's option activities for the year ended December 31, 2004.

                                                       Shares       Premiums
                                                  Subject to Call   Received
                                                  ---------------   --------
Options outstanding at December 31, 2003                -           $   -
Options written                                        3,200           3,708
Options terminated in closing
 purchase transactions or expired                     (3,200)         (3,708)
                                                  ---------------   --------
Options outstanding at December 31, 2004                -           $   -
                                                  ===============   ========

The following table describes the Health Care Fund's option activities for the year ended December 31, 2004.

                                                       Shares       Premiums
                                                  Subject to Call   Received
                                                  ---------------   --------
Options outstanding at December 31, 2003                -           $   -
Options written                                        1,300           2,617
Options terminated in closing
 purchase transactions or expired                       (500)           (745)
                                                  ---------------   --------
Options outstanding at December 31, 2004                 800        $  1,872
                                                  ===============   ========

Federal Income Taxes. The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

At December 31, 2004, the Fund had net tax basis capital loss carryforward of $285,403 for the Twenty Fund, which may be applied against the respective Fund's realized net taxable capital gains of each succeeding year until fully utilized or until 2012, the expiration date, whichever occurs first. During the year ended December 31, 2004, the HC Fund utilized $604 in capital loss carryforward.

The Funds' cost basis of its investments is substantially the same for federal income tax purposes.

At December 31, 2004, the Funds' components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Twenty Fund
-----------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $   285,403
Net unrealized appreciation (depreciation) on investments       $    68,744

Health Care Fund
----------------
Undistributed ordinary income                                   $       -
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $       -
Net unrealized appreciation (depreciation) on investments       $    28,384

Short Term Advantage Fund
-------------------------
Undistributed ordinary income                                   $         2
Undistributed net long-term capital gains                       $       -
Capital loss carryforward                                       $       -
Net unrealized appreciation (depreciation) on investments       $     7,143

Other. Interest income is recorded on the accrual basis. Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Premiums and discounts on bonds purchased are amortized and accreted, respectively, to interest income over the lives of the respective bonds.

The Fund maintains cash balances with various financial institutions, which Are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. At times, such investments may be in excess of the FDIC limit.

Identifiable expenses are charged to the specific Fund that incurred the expense. General expenses not identified to a specific fund are allocated equally or based on a percentage of average net assets to total average net assets depending on the type and nature of expense.

Accounting principles generally accepted in the United States of America require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

II.     Related Party

The Fund has an agreement with Adhia Investment Advisors, Inc. (the "Advisor"), with whom certain officers and directors of Adhia Funds, Inc. are affiliated, to furnish investment advisory services to the Fund. The Advisor develops the investment programs, selects portfolio managers, and monitors the portfolio managers' results. In addition, the Advisor provides all general management and administration of the Fund.

Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on each fund's average daily net assets at the annual rate as follows:

      Twenty Fund                  1.00%
      Health Care Fund             1.00%
      Short Term Advantage Fund    0.75%

Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2 1/2% of average net assets, which is the lowest limitation imposed by state securities administrators, the Advisor will reimburse the Fund for the amount of such excess.

For the period ended December 31, 2004, the funds incurred advisory fees as follows:

                                     Advisory Fees    Waiver of Management Fee
                                     -------------    ------------------------
     Twenty Fund                      $    22,527             $     -
     Health Care Fund                 $     4,950             $    4,950
     Short Term Advantage Fund        $     6,279             $    6,279

In addition, for the year ended December 31, 2004, the Fund recorded reimbursement of expenses from the Advisor of $1,319 for the HC Fund and $5,336 for the STA Fund. At December 31, 2004, the Twenty Fund owed the Advisor $8,333 in management fees. The Advisor owed the HC Fund $904 and the STA Fund $2,740 in reimbursements at December 31, 2004.

III.    Investment Transactions:
For the period ended December 31, 2004, purchases and proceeds of sales of investment securities were as follows:

                                        Purchases         Sales
                                      -------------   -------------
     Twenty Fund                       $ 1,271,922     $   985,645
     Health Care Fund                  $   205,355     $    65,390
     Short Term Advantage Fund         $   745,024     $      -

IV.     Capital Stock:

The Company is authorized to issue 500,000,000 shares of common stock at $.0001 par value. Of which, 100,000,000 has been allocated to the Twenty Fund, 50,000,000 to the HC Fund, and 50,000,000 to the STA Fund. The following table summarizes share activities in the Fund for the years ended December 31 2004 and 2003.

                                          2003           2002
                                      ------------   ------------
Shares sold
-----------
Twenty Fund                            58,899.262    148,546.791
Health Care Fund                          524.098     43,653.518
Short Term Advantage Fund               1,999.416     47,960.257

Shares redeemed
---------------
Twenty Fund                            11,234.420     10,830.623
Health Care Fund                            7.465      6,222,826
Short Term Advantage Fund               1,786.552     59,474.577

Shares reinvested
-----------------
Twenty Fund                                 -              -
Health Care Fund                          311.418          -
Short Term Advantage Fund               1,536.875      3,210.535

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding during the years ended:

TWENTY FUND

Selected Per Share Data                      2004       2003       2002       2001       2000
                                           --------   --------   --------   --------   --------
Net asset value, beginning of period       $ 10.60    $  9.15    $ 10.91    $ 11.33    $ 11.61
Income (loss) from investment operations:
  Net investment income (loss) (a)           (0.10)     (0.12)     (0.09)      0.09       0.04
  Net realized and unrealized gain (loss)
   on investment transactions                (0.26)      1.57      (1.67)     (0.44)     (0.28)
                                           --------   --------   --------   --------   --------
Total from investment operations             (0.36)      1.45      (1.76)     (0.35)     (0.24)
Distributions of income                        -          -          -        (0.01)       -
Distributions of capital gains                 -          -          -        (0.06)     (0.04)
                                           --------   --------   --------   --------   --------
Net asset value, end of period             $ 10.24    $ 10.60    $  9.15    $ 10.91    $ 11.33
                                           --------   --------   --------   --------   --------

Total Return (%)                              (3.4)      15.8      (16.1)      (3.1)      (2.1)

Supplemental Data:
 Net assets, end of year ($ Thousands)     $ 2,636    $ 2,223    $   659    $ 1,637    $ 1,716
Ratio to average net assets:
 Expenses (%) (b)                              2.0        2.5        2.9        2.1        1.9
 Net expenses (%) (c)                          2.0        1.9        2.5        1.8        1.5
 Net investment income (loss) (%)             (1.0)      (1.2)      (0.8)       0.8        0.4
 Portfolio turnover rate (%)                    44         32         29         99         71

(a) Based on average shares outstanding during the period.
(b) Total expenses before reimbursements and waiver from Advisor.
(c) Net of reimbursements and waiver from Advisor.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period are as follows:

HEALTH CARE FUND

Selected Per Share Data                             2004       2003       2002(b)
                                                  --------   --------   ---------
Net asset value, beginning of period              $  9.88    $  9.48    $ 10.00
Income (loss) from investment operations:
   Net investment income (loss) (a)                 (0.15)     (0.16)     (0.06)
   Net realized and unrealized gain (loss) on
     Investment transactions                         0.36       0.56      (0.46)
                                                  --------   --------   ---------
Total from investment operations                     0.21       0.40      (0.52)
Distributions of capital gains                      (0.06)       -          -
                                                  --------   --------   ---------
Net asset value, end of period                    $ 10.03    $  9.88    $  9.48
                                                  --------   --------   ---------
Total Return (%) (c)                                  2.1        4.2       (5.2)

Supplemental Data
 Net assets, end of period ($ Thousands)          $   525    $   509    $   134
Ratio to average net assets:
 Expenses (%) (d) (e)                                 3.6        3.3        8.6
 Net expenses (%) (d) (f)                             2.4        2.0        2.3
 Net investment income (loss) (%) (d)                (1.5)      (1.6)      (1.5)
 Portfolio turnover rate (%)                           13         31         18

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursements and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period are as follows:

SHORT TERM ADVANTAGE FUND

Selected Per Share Data                             2004       2003       2002(b)
                                                  --------   --------   ---------
Net asset value, beginning of period              $ 10.00    $ 10.08    $ 10.00
Income (loss) from investment operations:
   Net investment income (loss) (a)                  0.18      0.23       0.11
   Net realized and unrealized gain (loss) on
     Investment transactions                        (0.05)       0.03       0.04
                                                  --------   --------   ---------
Total from investment operations                     0.13       0.26       0.15
Distributions of income                             (0.18)     (0.21)     (0.06)
Distributions of capital gains                        -          -        (0.01)
Return of capital                                     -        (0.13)       -
                                                  --------   --------   ---------
Net asset value, end of period                    $  9.95    $ 10.00    $ 10.08
                                                  --------   --------   ---------
Total Return (%) (c)                                  1.3        2.6        1.5

Supplemental Data
 Net assets, end of period ($ Thousands)          $   839    $   826    $   916
Ratio to average net assets:
 Expenses (%) (d) (e)                                 2.9        2.0        2.5
 Net expenses (%) (f)                                 1.5        1.7         -
 Net investment income (loss) (%) (d)                 1.8        2.3        2.5
 Portfolio turnover rate (%)                           -          -         106

(a) Based on average shares outstanding during the period.
(b) For the period from July 24, 2002 to December 31, 2002.
(c) Not annualized for partial year 2002.
(d) Annualized for partial year 2002.
(e) Total expenses before reimbursement and waiver from Advisor.
(f) Net of reimbursements and waiver from Advisor.

BOARD OF DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board of Directors and Officers of the fund as of December 31, 2004. Each individual's age is set forth in parentheses after his name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Adhia Funds, Inc., 1408 N. Westshore Blvd., Suite 611, Tampa, FL 33607. Each Board of Director's term of office extends until the next shareholders' meeting called for the purpose of electing Board of Directors and until the election and qualification of a successor, or until such Board of Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-Interested Board of Directors

----------------------------------------------------------------------------------------
Name, Age                                                                   Number of
Position(s) Held        Principal Occupation(s) During Past 5 Years       Funds in Fund
Length of Time Served   and Other Directorships Held                     Family Overseen
----------------------------------------------------------------------------------------
Dr. Thomas L.Wheelen,   Professor of Strategic Management, University
(69)                    of South Florida.  Prior experiences include:
                        Professor, University of Virginia; University
                        of Arizona, and Northeastern University;
Director                various management capacities, General Electric
1999 - present          and the U.S. Navy; consultant to corporations,
                        federal and state government agencies.                   3
                        Directorships: Adhia Funds, Inc.; The Society
                        for Advancement of Management; Editorial Board
                        of SAM Advanced Management Journal; Lazer
                        Surgical Software, Inc.

Pravin D. Patel         Administrator, Forrest Hills Health Care, Inc.
(60)                    Directorships: Adhia Funds, Inc.; IndoUS Chamber
Director                of Commerce Advisory Board; Gujarati Samaj of            3
1998 - present          Tampa Bay; Chairman of Charotar Patidar Samaj

Interested Board of Directors and Officers

-------------------------------------------------------------------------------------------
Name, Age                                                                     Number of
Position(s) Held        Principal Occupation(s) During Past 5 Years and     Funds in Fund
Length of Time Served   Other Directorships Held                           Family Overseen
-------------------------------------------------------------------------------------------
Hitesh (John) P. Adhia  President and chief investment officer,
(39)                    Adhia Investment Advisors, Inc.  Prior
                        experiences include: owner of a CPA practice;
                        CFO and independent advisor to the Well Care             3
Director                group of companies; portfolio analyst, Florida
1998 - present          Farm Bureau Insurance.  Directorships: Adhia
                        Investment Advisor, Inc.; Adhia Funds, Inc.

Anil D. Amlani          Process control engineer, IMC Global.  Prior
(30)                    experiences Include: process engineer,
                        HydrogenSource; various Engineering positions
Director,               Champion Paper.  Directorships:                          3
1998 - present          Adhia Funds, Inc.

Carol K. McAllister     Chief Financial Officer, Adhia Investment
(35)                    Advisors, Inc.  Prior experiences include:
                        Chief Accounting Officer of a health care
                        company, Corporate Controller of a chemical              3
                        company and a racetrack, Financial Reporting
                        Manager of a fence manufacturer, and Senior
                        Associate of Coopers & Lybrand.

MANAGEMENT OFFICE

1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


INVESTMENT ADVISOR

Adhia Investment Advisors, Inc.
1408 N. Westshore Blvd., Suite 611
Tampa, FL  33607
Phone: (813) 289-8440
Fax: (813) 289-8849


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1806
Phone: (800) 627-8172
Fax:   (317) 266-6756


INDEPENDENT AUDITOR

Kirkland, Russ, Murphy & Tapp, CPA
13577 Feather Sound Drive, Suite 400
Clearwater, FL  33762-5539


LEGAL COUNSEL
Law Office of Charles E. Hall Jr.
2219 Buchanan Road, Suite 9
Antioch, CA  94509

ITEM 2.  CODE OF ETHICS.

         The Board of Directors has adopted a code of ethics that applies to principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and Adhia Investment Advisors, the advisor, and to persons performing similar functions. A copy of the code of ethics is incorporated by reference to the Fund's 2003 Annual Form N-CSR filed March 1, 2004.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of Adhia Funds, Inc. has determined that Pravin D. Patel is the audit committee "financial expert", as defined in Item 3 of Form N-CSR. Mr. Patel is independent for purposes of
         Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The Fund paid its auditors, Kirkland, Russ, Murphy & Tapp, CPA, $7,500 for services relating to the December 31, 2004 audit. The Fund paid its former auditors, Allan K. Geer, CPA, $4,000 for services relating to the December 31, 2003 audit.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

         (b) In the last 90 days, there have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 10. EXHIBITS.

         (a)  Not applicable.

         (b)  Attached hereto.

              Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

              Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Adhia Funds Inc

By:  /s/ Hitesh P. Adhia
     ------------------------------------
     Hitesh P. Adhia
     Chief Executive Officer & President

Date: February 28, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:   Adhia Funds, Inc.

By:    /s/ Hitesh P. Adhia
       ---------------------------
       Hitesh P. Adhia
       Chief Executive Officer

Date:  February 28, 2005

By:    /s/ Carol K. McAllister
       ---------------------------
       Carol K. McAllister
       Chief Financial Officer

Date:  February 28, 2005